Exhibit 10.6

The Form of Share Purchase Agreement for the following Identified Vessels is identical with respect to each vessel with the exception of the following specifications.

GAS ORACLE

Owner: Independent Trader Ltd., a Marshall Islands company

Purchase Price: $5,000,000

Shares: 100 registered shares, $0.01 par value

GAS CHIOS

Owner: Continent Gas Inc., a Marshall Islands company

Purchase price: $11,000,000

Shares: 100 registered shares, $0.01 par value

GAS PRODIGY

Owner: Gaz de Brazil Inc., a Marshall Islands company

Purchase price: $9,500,000

Shares: 100 registered shares, $0.01 par value

SWEET DREAM

Owner: Empire Spirit Ltd., a Marshall Islands company

Purchase Price: $14,000,000

Shares: 100 registered shares, $0.01 par value

Exhibit 10.6

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT dated as of August _____, 2005 (the
"Agreement"), by and among Stealth Maritime Corporation S.A., a Liberian company
("Stealth Maritime"), [            ], a [             ] company (the "Owner"),
and StealthGas Inc., a Marshall Islands company ("StealthGas").

         WHEREAS, Stealth Maritime caused the Owner to be incorporated and to acquire the [  ] (the "Vessel");

         WHEREAS, Stealth Maritime desires to cause the Owner to issue to
StealthGas [ ] registered shares (the "Shares") of common stock, $[ ] par value, of the Owner; and

         WHEREAS, StealthGas desires to pay Stealth Maritime $[      ] as
consideration for causing the Owner to issue the shares of the Owner;

         NOW, THEREFORE, in consideration of, and subject to, the mutual promises, agreements, terms and conditions made herein, and intending to be legally bound, the parties hereto do hereby agree as follows: ARTICLE 1.

                                PURCHASE AND SALE
Section 1.01. Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Stealth Maritime shall cause the Owner to issue to StealthGas all of its issued and outstanding shares of common stock, and StealthGas shall pay to Stealth Maritime the sum of $[ ] in cash, in consideration for causing the Owner to issue all of its issued and outstanding shares of common stock to StealthGas.
Section 1.02. Closing. The closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall take place at such time, date and place no later than thirty (30) calendar days after satisfaction (or waiver as provided herein) of the conditions set forth in Article 4 (other than those conditions that by their nature will be satisfied at the Closing) as shall be mutually agreed in writing by the parties hereto. The date on which the
Closing occurs is referred to herein as the "Closing Date." Section 1.03.
Deliveries. At the Closing, Stealth Maritime will cause the Owner to issue and deliver, and the Owner hereby agrees to issue and deliver, to StealthGas stock certificates evidencing the Shares duly registered in the name of StealthGas with necessary tax stamps affixed against delivery by StealthGas of $[ ] to
Stealth Maritime by wire transfer of immediately available funds to an account designated by Stealth Maritime at least one day prior to the Closing Date.

                                   ARTICLE 2.

                   REPRESENTATIONS AND WARRANTIES OF THE OWNER

     Stealth Maritime represents and warrants to StealthGas that each statement contained in this Article 2 is true and correct as of the date hereof.

     Section 2.01. Organization, Authority, Etc. of Stealth Maritime. Stealth
Maritime is a corporation duly organized, validly existing and in good standing under the laws of Liberia, with all requisite corporate authority to conduct its business as it is now being conducted and to own its properties and to lease those properties leased by it.

     Section 2.02. Organization, Authority, Etc. of the Owner. The Owner is a
corporation duly organized, validly existing and in good standing under the laws of the Marshall Islands, with all requisite corporate authority to own and operate the Vessel. The Owner has not conducted any business except business related to the ownership and operation of the Vessel nor does the Owner have any assets or liabilities other than those associated with the Vessel and such business.

     Section 2.03. Material Liabilities. All material liabilities of the Owner are reflected in the financial statements of the Vafias Group of LPG Carriers for the period ended December 31, 2004 and the six-month period ended June 30,
2005 which are included in the draft Registration Statement on Form F-1 of
StealthGas, dated August 29, 2005. Since the date of those financial statements the Owner has not incurred any additional material liabilities.

     Section 2.04. Capitalization. The Shares, when issued to StealthGas will be duly and validly issued, free of preemptive rights, fully paid and non-assessable. The Shares, when so issued, will constitute the only issued and outstanding shares of the capital stock of the Owner and there are no outstanding options, warrants or other rights entitling any person to acquire any capital stock or other securities of the Owner.

     Section 2.05. Operating Condition. The Vessel is in good operating condition (subject to normal wear and tear), free from any material defects, the
Vessel is in-class and is not in need of any material repairs and is insured against those types of risks and in amounts of coverage consistent with those amounts generally carried by other shipping companies.

     Section 2.06. Consents. Any necessary consents of third parties, including any government agency, any lender, charterer or any other person, necessary in connection with the issuance of shares of the Owner have been obtained without any material conditions.

     Section 2.07. Litigation. As of the date of this Agreement, there are no pending or threatened claims, including claims by charterers relating to the
Vessel.

                                   ARTICLE 3.

                          COVENANTS OF STEALTH MARITIME

     Section 3.01. Indebtedness; Release of Liens. On or prior to the Closing
Date, Stealth Maritime shall cause all of the Owner's bank debt relating to the
Vessel to be extinguished. On or prior to the Closing Date, Stealth Maritime shall have caused to be released any mortgage,

                                      -2-

lien, pledge, charge, security interest or any other encumbrance in and upon the
Owner's assets or properties, including the Vessel. ARTICLE 4.

                              CONDITIONS TO CLOSING

     Section 4.01. Conditions to Obligations of StealthGas. The obligations of
StealthGas to consummate the sale of Shares contemplated by this Agreement are subject to the satisfaction on or prior to the Closing Date of the condition that each of the representations and warranties of Stealth Maritime set forth in this Agreement shall be true and correct at and as of the Closing Date as if made at and as of the Closing Date and Stealth Maritime shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with at or prior to the Closing Date;
and Stealth Maritime, as of the Closing Date, shall be deemed to have certified that the representations and warranties of Stealth Maritime set forth in this
Agreement are true and correct as if made at and as of the Closing Date and that
Stealth Maritime has performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with at or prior to the Closing Date.

     Section 4.02. Conditions to Obligations of StealthGas and Stealth Maritime.
The obligations of StealthGas and Stealth Maritime to consummate the sale of
Shares contemplated by this Agreement are subject to the consummation of the initial public offering of the common stock of StealthGas on or prior to the
Closing Date.

                                   ARTICLE 5.

                                  MISCELLANEOUS

     Section 5.01. Choice of Law. This Agreement shall be construed in accordance with the laws of Greece without giving effect to the conflicts of law principles thereof.

     Section 5.02. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated herein and supersedes any previous agreements and understandings
(written or oral), including, without limitation, the memorandum of agreement with respect to the sale of the Vessel to a subsidiary of the Owner, among the parties or any of them with respect thereto.

     Section 5.03. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     Section 5.04. Headings. The article and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     Section 5.05. Severability. In case any of the provisions contained in this
Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, any such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement,

                                      -3-

but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal, and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal, or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or part of a provision had never been contained in this Agreement.

     Section 5.06. Amendments. This Agreement may be amended, modified or supplemented only by a written instrument signed by StealthGas and Stealth
Maritime.

     Section 5.07. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which together shall constitute one and the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Stock
Purchase Agreement to be executed as of the date set forth above.

                                   STEALTHGAS INC.

                                   By: ____________________________________
                                       Name:
                                       Title:

                                   STEALTH MARITIME CORPORATION S.A.

                                   By: ______________________________________
                                       Name:
                                       Title:

                                   [                     ]

                                   By: ______________________________________
                                       Name:
                                       Title:

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